[USAA                        USAA MUTUAL FUND, INC.
EAGLE                    SUPPLEMENT DATED MARCH 2, 2004
LOGO (R)]                            TO THE
                       NASDAQ-100 INDEX FUND'S PROSPECTUS
                               DATED MAY 1, 2003


USAA Investment Management Company has voluntarily agreed to limit the Nasdaq-100 Index Fund's Total Annual Operating Expenses to 0.80% of the Fund's average net assets (ANA), excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount.

FOOTNOTE (A) TO THE FEES AND EXPENSES TABLE FOUND ON PAGE 10 OF THE FUND'S PROSPECTUS HAS BEEN AMENDED TO READ AS FOLLOWS:

     a Effective March 1, 2004, we voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 0.80% of the Fund's ANA, as shown below, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses would have been as follows:

                                                      Actual Total Annual
               Total Annual       Reimbursement        Operating Expenses
             Operating Expenses     From IMCO         After Reimbursement
            ----------------------------------------------------------------
                  1.37%               .57%                   .80%

THE THIRD PARAGRAPH ON PAGE 14 OF THE FUND'S PROSPECTUS HAS BEEN AMENDED TO READ AS FOLLOWS:

Effective March 1, 2004, we voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 0.80% of the Fund's average net assets. We can modify of terminate this arranagement at any time.



                                                                      46450-0304